DELAWARE POOLED® TRUST

Delaware REIT Fund (the “Fund”)

Supplement to the Fund’s Statutory Prospectus dated February 26, 2016

Effective July 1, 2016, the following replaces the information in the Statutory Prospectus section entitled “Fund summary – Who manages the Fund? — Investment manager”:

Investment manager

Delaware Management Company, a series of Delaware Management Business Trust (a Delaware Statutory Trust)

Portfolio managers	Title with Delaware Management Company	Start date on the Fund
Babak “Bob” Zenouzi	Senior Vice President, Chief Investment Officer — Real Estate Securities and Income Solutions (RESIS)	May 2006
Damon J. Andres, CFA	Vice President, Senior Portfolio Manager	January 1997
Scott P. Hastings, CFA, CPA	Vice President, Portfolio Manager	July 2016

Effective July 1, 2016, the following replaces the biographical information in the Statutory Prospectus in the section entitled “Who manages the Fund — Portfolio managers”:

Portfolio managers
Babak Zenouzi has primary responsibility for making day-to-day investment decisions for the Fund. When making investment decisions for the Fund, Mr. Zenouzi regularly consults with Damon J. Andres and Scott P. Hastings.

Babak "Bob" Zenouzi, Senior Vice President, Chief Investment Officer — Real Estate Securities and Income Solutions (RESIS)
Bob Zenouzi is the lead manager for the real estate securities and income solutions (RESIS) group at Delaware Investments, which includes the team, its process, and its institutional and retail products, which he created during his prior time with the firm. He also focuses on opportunities in Japan, Singapore, and Malaysia for the firm’s global REIT product. Additionally, he serves as lead portfolio manager for the firm’s Dividend Income products, which he helped to create in the 1990s. He is also a member of the firm’s asset allocation committee, which is responsible for building and managing multi-asset class portfolios. He rejoined Delaware Investments in May 2006 as senior portfolio manager and head of real estate securities. In his first term with the firm, he spent seven years as an analyst and portfolio manager, leaving in 1999 to work at Chartwell Investment Partners, where from 1999 to 2006 he was a partner and senior portfolio manager on Chartwell’s Small-Cap Value portfolio. He began his career with The Boston Company, where he held several positions in accounting and financial analysis. Zenouzi earned a master’s degree in finance from Boston College and a bachelor’s degree in finance from Babson College. He is a member of the National Association of Real Estate Investment Trusts and the Urban Land Institute.

Damon J. Andres, CFA, Vice President, Senior Portfolio Manager
Damon J. Andres, who joined Delaware Investments in 1994 as an analyst, currently serves as a portfolio manager for the firm’s real estate securities and income solutions (RESIS) group. He also serves as a portfolio manager for the firm’s Dividend Income products. From 1991 to 1994, he performed investment-consulting services as a consulting associate with Cambridge Associates. Andres earned a bachelor’s degree in business administration with an emphasis in finance and accounting from the University of Richmond.

Scott P. Hastings, CFA, CPA, Vice President, Portfolio Manager
Scott P. Hastings currently serves as a portfolio manager for the firm’s real estate securities and income solutions (RESIS) group, a role he assumed in July 2016. Previously, he was a senior equity analyst for the RESIS group, where he performed fundamental bottom-up stock research across several subsectors of the domestic REIT universe, and focused on opportunities in Canada, Europe, the United Kingdom, and Australia for the firm’s global REIT effort. Hastings joined Delaware Investments in 2004 as an analyst for the firm’s RESIS group. Prior to joining the firm, he was a senior auditor with Deloitte & Touche. Hastings earned a bachelor’s degree from Providence College and an MBA from Vanderbilt University. He is a member of the American Institute of Certified Public Accountants and the CFA Society of Philadelphia.

The SAI provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager, and each portfolio manager's ownership of Fund shares.

Neither Delaware Management Company nor its affiliates referred to in this document are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited (MBL), a subsidiary of Macquarie Group Limited and an affiliate of Delaware Investments. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by U.S. laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated July 7, 2016.